UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024
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AADI BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (424) 744-8055
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Aadi Bioscience, Inc. (the “Company”) held its annual meeting of stockholders on June 11, 2024 (the “Annual Meeting”). At the Annual Meeting, 15,104,613 shares of common stock of the Company, representing approximately 62% of the voting power of all issued and outstanding shares of common stock of the Company as of April 18, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and considered and voted on the following proposals, each of which is described in more detail in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”): (1) the election of two Class I directors for terms to expire at the Company's 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified; (2) on an advisory basis, the compensation of the named executive officers identified in the 2023 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement; and (3) the ratification of the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2024.
The voting results at the Annual Meeting with respect to each of the matters described above were as follows:
Proposal 1: Election of two Class I directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been elected or qualified.

Director	For	Withheld	Broker Non-Votes
Caley Castelein, M.D.	9,946,929	1,906,524	3,251,160
Neil Desai, Ph.D.	8,171,610	3,681,843	3,251,160

Proposal 2: To approve, on an advisory basis, the compensation of the named executive officers identified in the 2023 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
8,971,541	2,599,458	282,454	3,251,160

Proposal 3: Ratification of the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions
13,464,651	635,298	1,004,664

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2024	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer